Exhibit 5

AGREEMENT MADE AND ENTERED INTO AS OF DATES AND AT THE PLACES INDICATED HEREINBELOW.

BY AND BETWEEN:

                           DONINI, INC.
                           a New Jersey corporation, duly incorporated and validly existing according to law, having a registered office at 4555 des Grandes Prairies Blvd., Suite 30, in the City of St. Leonard, Province of Quebec, H1R 1A5, herein duly represented by Mr. Peter Deros, its representative, duly authorized for these purposes as he so declares, hereinafter referred to as "DONINI"

AND:

                           LARS MULLER,
                           Businessman, residing and domiciled at Earls Neuk, Chapel Green, Elie, Levan, Fife, KY9-1AD, Scotland

                           hereinafter referred to as "LARS"


WHEREAS DONINI has acquired all of the issued and outstanding shares of Pizza Donini Inc., a Canadian corporation and is in the process of becoming listed on the Over-the-Counter Bulletin Board or Nasdaq for the purpose of selling its stock over the counter;

WHEREAS LARS has provided certain strategic, market-positioning and consulting services to DONINI, its subsidiaries and affiliates since April 2001;

WHEREAS, upon the date on which the shares of DONINI begin trading on the Over-the-Counter Bulletin Board or Nasdaq (the "effective date"), LARS wishes to continue to provide certain strategic, market-positioning and other related consulting services to DONINI, its subsidiaries and affiliates;

WHEREAS in addition to the consulting services outlined herein, LARS shall act as agent to DONINI and shall provide certain marketing and sales services to DONINI, its subsidiaries and affiliates;

WHEREAS DONINI wishes to engage the services of LARS as of the effective date, under the terms and conditions provided herein.

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THE PARTIES HEREBY AGREE AS FOLLOWS:

1.       The preamble shall form an integral part of this Agreement.

2. Save and except as otherwise stipulated herein, DONINI shall engage the services of LARS on a non-exclusive basis for a period of three (3) years commencing on the effective date and terminating thirty-six (36) months thereafter.

3. LARS shall provide to DONINI such services as may be necessary for the arrangement of short and long-term funding from private and institutional investors, shall assist DONINI in the location and funding of potential mergers and acquisitions, shall provide to DONINI such consulting services as required in respect of the corporate structure of DONINI, strategic and market-positioning issues, identification and negotiation of strategic alliances useful and beneficial to DONINI and such other services as DONINI shall require within the scope of the duties outlined herein. Where LARS fails or omits to provide satisfactory consulting and advisory services pursuant to the terms hereof at any time, DONINI shall be entitled to reasonably amend the present Agreement.

4. LARS shall also act as agent exclusively for DONINI and shall provide to DONINI, its affiliates and subsidiaries such marketing and sales services as DONINI shall require in order to establish and expand the market presence of "Pizza Donini" products and services within the territory consisting of the State of Massachusetts and Rhode Island (herein referred to as the "Territory"), to the best of his abilities. In addition to the Territory indicated hereinabove, LARS shall have a right of first refusal to expand the Territory into the states of Vermont and New Hampshire, or either of them, for the purposes stated in this Agreement, within fifteen (15) days of receipt of a written notice from DONINI that it has received an acceptable offer, interest or other commitment from a third party for the states or state so stipulated and upon such terms and conditions of such third party offer, interest or commitment. In the event that LARS wishes to exercise his right hereunder, he must so advise DONINI in writing prior to the expiration of the delay provided herein and must consent; in writing, to fulfil all of the terms and conditions of the third party offer, interest or commitment.

5. LARS shall receive, over the term of this agreement, and in lieu of remuneration for all services rendered herein, the following shares in the capital stock of DONINI:

         a) on or before August 30th, 2001, THIRTY SEVEN THOUSAND FIVE HUNDRED (37,500) shares of common stock of DONINI, as fully paid and non-assessable.

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         b)       on or before August 30th, 2001, an additional THIRTY SEVEN
                  THOUSAND FIVE HUNDRED (37,500) shares of common stock of DONINI, as fully paid and non-assessable.

         c) on or before August 30th, 2001, TWENTY-FIVE THOUSAND (25,000) shares of common stock of DONINI to be issued to LARS as fully paid and non-assessable in connection with future consulting and/or other services to be provided by LARS together with a third party, Manuel Hatziioannou, in respect of the expansion of the Donini concept in Peabody, Massachusetts to Donini, Inc. and/or its subsidiaries.

         d) In the event that LARS shall cease to provide any of the services outlined hereunder after the commencement date but prior to the issuance of the shares provided in subparagraphs
                  b) and c) above, LARS shall forfeit the right to receive the shares outlined in sub-paragraphs b) and c) above.

         e) All shares so issued shall be subject to all applicable federal and state securities legislation, regulation and policy, including all rules regarding the disposition of shares by insiders.

6. In addition to the above, DONINI shall reimburse or ensure that LARS be reimbursed for any out of pocket expenses incurred by him, provided that prior to incurring such expenses, DONINI shall have approved same. LARS must submit, together with his claim for reimbursement, such invoices, vouchers, cash register slips or other items as DONINI, its affiliates or subsidiaries shall reasonably require.

7. LARS agrees that to the best of his ability and experience he will at all times loyally and conscientiously perform all of the obligations required of him either expressly or implicitly by the terms of this Agreement.

8. During the term of this agreement LARS shall not, directly or indirectly participate in any business that is in direct competition in any manner whatsoever with the business of DONINI.

9. The parties acknowledge and agree that during the term of this Agreement and in the course of the discharge of his duties hereunder, LARS shall have access to and become acquainted with information concerning the operation of DONINI, including without limitation, customers, financial, personnel, sales, planning, marketing and other information that is owned by DONINI and regularly used in the operation of the DONINI's business and that this information constitutes DONINI's trade secrets. LARS agrees that he shall not disclose any such trade secrets, directly or indirectly, to any other person or use them in any way, either during the term of this agreement or at any time

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         thereafter, except as is required in the course of his consulting with
         DONINI. The unauthorized use or disclosure of any of DONINI's trade secrets obtained by LARS during his consulting with DONINI shall constitute unfair competition. LARS further agrees that all files, records, documents, equipment and similar items relating to DONINI's business, whether prepared by LARS or others, are and shall remain exclusively the property of DONINI.

10. In recognition of services rendered and provided that LARS is continuing to act for DONINI as provided herein, LARS shall also receive from DONINI certain stock options, the whole as detailed more fully hereinbelow, which options and the shares that may be issued pursuant thereto shall be subject to all applicable securities laws, regulations and policies, including all rules regarding the disposition of shares by insiders:

         a) ninety-one (91) days following the effective date, LARS shall receive an option to purchase FIFTY THOUSAND (50,000) shares of the common stock of DONINI at a price equal to one hundred and ten percent (110%) of the five (5) day average trading price immediately following the first ninety (90) days of trading of the common stock of DONINI on the Over-the-Counter Bulletin Board or Nasdaq (the "exercise price"), provided however that the exercise price of the stock is not less than fifty percent (50%) of the average of the five (5) highest closing prices during the ninety (90) day period immediately following commencement of trading. The option so granted may be exercised at any time between the 96th day following the effective date and twenty-four months following the granting of the option;

         b) Twelve (12) months following the granting of the option described in subparagraph 10a) hereof, LARS shall receive an option to purchase ONE HUNDRED THOUSAND (100,000) shares of the common stock of DONINI at a price equal to one hundred and ten percent (110%) of the five (5) day average trading price immediately following the granting of the said option (the "exercise price"), provided however that the exercise price of the stock is not less than fifty percent (50%) of the average of the five (5) highest closing prices during the ninety (90) day period immediately following commencement of trading. The option so granted may be exercised at any time within twenty-four (24) months following the granting of the said option.

         c) Twenty-four (24) months following the granting of the option described in subparagraph 10a) hereof, LARS shall receive an option to purchase ONE HUNDRED FIFTY THOUSAND (150,000) shares of the common stock of DONINI at a price equal to one hundred and ten percent (110%) of the five (5) day average trading price immediately following the granting of the said option (the "exercise price"), provided however that the exercise price of the stock is not less than fifty percent (50%) of the

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                  average of the five (5) highest closing prices during the
                  ninety (90) day period immediately following commencement of trading. The option so granted may be exercised at any time within twenty-four (24) months following the granting of the said option;

         e) In the event that LARS shall cease to provide any of the services outlined herein prior to the granting of any of the options described in this paragraph 10 then LARS shall forfeit the right to receive any option hereunder that has yet to be granted by DONINI. In addition, where LARS has ceased to provide any of the services outlined herein within six (6) months of the granting of any option hereunder, LARS shall remit to DONINI for cancellation any option or portion thereof, prorated to the amount of service provided by LARS in that year;

11. LARS undertakes to devote such time and effort as is mutually agreed in order to diligently provide the services specified herein as DONINI may require within the scope of his duties during the term hereof.

12. DONINI and LARS shall enter into a brokerage agreement, the terms of which shall be mutually acceptable to the parties, wherein LARS shall act, on an exclusive basis, as the agent for DONINI, in respect of the sale of the products listed in Schedule "A" annexed hereto (the "Products") within the State of Massachusetts and Rhode Island (the "Territory") within the context of sales on a business to business level, pursuant to which LARS shall receive a commission equal to between one percent (1%) and three percent (3%) of any sums received by DONINI, its affiliates or subsidiaries, in respect of sales of the Products introduced or sold directly through LARS's efforts. The total commission payable to LARS in each instance shall be determined by DONINI on a case-by-case basis and, in any event, the total commission payable by DONINI, its subsidiaries and affiliates shall not exceed five percent (5%) of the amounts received by DONINI, its affiliates or subsidiaries in respect of the sales of the Products. In addition to the Territory indicated hereinabove, LARS shall have a right of first refusal to expand the Territory into the states of Vermont and New Hampshire, or either of them, for the purposes stated in this paragraph, within fifteen (15) days of receipt of a written notice from DONINI that it has received an acceptable offer, interest or other commitment from a third party for the states or state so stipulated and upon such terms and conditions of such third party offer, interest or commitment. In the event that LARS wishes to exercise his right hereunder, he must so advise DONINI in writing prior to the expiration of the delay provided herein and must consent; in writing, to fulfil all of the terms and conditions of the third party offer, interest or commitment. Where LARS fails or omits to secure such satisfactory business-to-business agreements or contracts pursuant to the terms hereof within five (5) months following the effective date, DONINI shall be entitled to reasonably amend the present Agreement.

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13.      LARS shall be granted a master franchise agreement for the State of
         Massachusetts and Rhode Island (the "Territory"), and shall have the right to sub-franchise to qualified persons or entities the right and license to operate "Pizza Donini" restaurants under such terms and conditions as are stipulated by DONINI, its affiliates and subsidiaries. In respect of the master franchise rights granted in this paragraph 13, LARS shall act exclusively for DONINI. LARS shall receive ten percent (10%) of the amount of any initial franchise fee received by DONINI, its affiliates or subsidiaries in respect of such sub-franchises as commission for the sale of the said franchises and ten percent (10%) of any royalties received in respect of such franchises, less any and all amounts payable to any third parties as provided herein. In addition to the Territory, DONINI shall grant to LARS, during the term of the agreement, a right of first refusal to expand the master franchise rights into the States of Vermont and New Hampshire, or either of them, within fifteen (15) days of receipt of a written notice from DONINI that it has received an acceptable offer, interest or other commitment from a third party for the states or state so stipulated and upon such terms and conditions of such third party offer, interest or commitment. In the event that LARS wishes to exercise his right hereunder, he must so advise DONINI in writing prior to the expiration of the delay provided herein and must consent; in writing, to fulfil all of the terms and conditions of the third party offer, interest or commitment. LARS hereby acknowledges that ten percent (10%) of all commissions and amounts payable to him hereunder shall be remitted to ZSQUARED, LLC. LARS shall, on a timely basis, advise DONINI, ZSQUARED, LLC, Chet Zalesky and Dennis Zweig of all information regarding franchisees and potential franchisees within the Territory and of any change in such franchisees and potential franchisees. The parties shall enter into such master franchise agreement(s) as shall be required, which agreement(s) shall contain such terms and conditions as are usually contained in similar agreements, including provisions for the payment of master franchise fees, royalties and other fees to DONINI. Where LARS fails or omits to secure a satisfactory master franchise or sub-franchise agreement pursuant to the terms hereof within ten (10) months following the effective date, DONINI shall be entitled to reasonably amend the present Agreement.

14. In the event that DONINI shall authorize any other sales agent for the purpose of selling "Pizza Donini" franchises in the U.S. outside the Territory (the "Outside Agent"), LARS shall be entitled to receive a maximum of ten percent (10%) of the commission on any master franchise fee and of the commission on any initial franchise fee received by the Outside Agent on the sale of franchises by the Outside Agent and on the commissions on royalties generated by the Outside Agent where LARS is instrumental in assisting or advising DONINI and the Outside Agent. The amount to be received by LARS shall be determined between the parties on a case-by-case basis. LARS hereby acknowledge that he shall not be entitled to any fees or commissions in respect of the rights granted by

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         DONINI to ZSQUARED, LLC, Chet Zalesky and Dennis Zweig (for the area consisting of Georgia, Alabama, Tennessee, South Carolina, North Carolina and Florida), to JT Tucker, Inc. (for the area consisting of California, Arizona and Nevada), to Scott Parliament (for the area consisting of Michigan, Wisconsin and Illinois), and to Doug Furth ( for the area consisting of Ohio, Pennsylvania and Indiana) unless LARS, DONINI and the above-named Outside Agents (or such other Outside Agents as shall be appointed by DONINI, its subsidiaries and affiliates from time to time) have entered into and executed a mutually acceptable agreement. DONINI shall advise LARS from time to time of the appointment of any new Outside Agents and the territories attributed to them as well as of such changes as may be appropriate.

15. LARS shall have the option to open one (1) "Pizza Donini" retail store within the Territory subject to the prior approval of DONINI or its nominee under the current franchise and related agreements, save and except that LARS shall not be liable for the payment of any initial franchise fees in respect of such location. In respect of the rights granted in this paragraph, LARS shall act exclusively for DONINI. LARS shall however be liable for the payment of such royalties and other fees normally payable by Pizza Donini franchisees. LARS shall execute the "Pizza Donini" standard form Franchise Agreement and ancillary documents for the United States.

16. The parties shall execute such further documents, agreements and instruments as may be necessary in order to give full force and effect to the foregoing and shall obtain such authorizations, approvals, permits and consents as may be required by law or otherwise, including any approvals of the Board of Directors of any corporate entities.

17. This Agreement is personal to LARS and may not be sold, transferred, assigned or otherwise conveyed without the prior written consent of DONINI, which consent may be subject to additional terms, representations, warranties and conditions.

18. The present agreement supersedes and replaces all previous agreements, understandings, instruments and contracts that may exist between the parties, whether verbal or written.

19. This Agreement shall be interpreted in accordance with the laws of the state of New Jersey, U.S.A. and any and all disputes shall be submitted to the Superior Court for the state of New Jersey.

20. This Agreement was drafted in English at the request of the parties hereto. La presente convention a ete redigee en anglais a la demande des parties aux presentes.

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SIGNED AT MONTREAL, QUEBEC, CANADA, AS OF THE 30TH DAY OF MAY, 2001.

DONINI, INC.


Per: /s/ PETER DEROS
     -------------------------
     PETER DEROS
     duly authorized for these purposes


SIGNED AT MONTREAL, QUEBEC, CANADA, AS OF THE 30th DAY OF MAY, 2001.


/s/ LARS MULLER
-------------------------
LARS MULLER

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                                  SCHEDULE "A"


                               PRODUCTS TO BE SOLD
                        PURSUANT TO CONSULTING AGREEMENT

--------------------------------------------------------------------------------


     1.   Frozen Pizza Shells - Regular and Self-Rising;

     2. Refrigerated and/or Frozen Raw Dressed Self-Rising Pizza (single or multi-serve);

     3. Refrigerated, Par-baked Crust, Deli-Counter Dressed Pizza (single or multi-serve);

     4.   Frozen, Par-Baked Dressed Pizza (single or multi-serve);

     5.   Frozen Pizza Pockets (regular or microwave oven);

     6.   Microwaveable Frozen Dressed Pizza (single or multi serve);

     7.   Pizza and Pasta Sauce.

     8.   Raw Dough Balls

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